UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 PROXY STATEMENT
         (PURSUANT TO SECTION 14(a) OF SECURITIES EXCHANGE ACT OF 1934)
                               (Amendment No.___ )

Filed by Registrant _XX_
Filed by a Party other then Registrant

Check the appropriate box:

___Preliminary Proxy Statement (PRER14A)
___Confidential, for use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
_X_Definitive Proxy Statement
___Definitive Additional Materials
___Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12

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                (Name of Registrant as Specified in Its Charter)
                                 Hydromer, Inc.

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      (Name of Person(s) Filing Proxy Statement, if other then Registrant)

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Payment of Filing Fee (Check the appropriate box):

_X_     No fee required

___     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)      Title of each class of securities to which transaction applies:
        COMMON STOCK

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2)      Aggregate number of securities to which transaction applies: 4,644,164

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3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which filing fee is calculated and state how it was determined):

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___     Fee paid previously with preliminary material:
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        Act Rule 0-11(a)(2) and identifies the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or Form or Schedule and the date of its filing.
                  1) Amount previously paid:

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


                                 HYDROMER, INC.
                              35 Industrial Parkway
                            Branchburg, NJ 08876-3424

                  NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
                          To be held November 15, 2006
                  ---------------------------------------------

The Annual Meeting of the Shareholders of HYDROMER, Inc. (the "Company") will be held on Wednesday, November 15, 2006, at 35 Industrial Parkway, Branchburg, New Jersey at 10 a.m., for the following purpose, as more fully described in the accompanying Proxy Statement:

         1.   To elect eight directors of the Company for the ensuing year.
         2. To ratify the selection by the Board of Directors of Rosenberg Rich Baker Berman & Company as the Company's independent accountants for fiscal 2006/2007.
         3. Transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on September 1, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at the Meeting.


                              By Order of the Board of Directors



                                   /s/ Robert J. Moravsik



                                   Robert J. Moravsik, Secretary
                                   Branchburg, New Jersey
                                   September 15, 2006



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN
 THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER
   TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE
             AFFIXED IF PROXY CARD IS MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS


Questions And Answers........................................................  1

Proxy Statement..............................................................  3

I.     Election of Directors (Proposal I)....................................  3

       Name of Nominee and Certain Biographical Information..................  3
       Directors' Stock Holdings.............................................  4
       Nominating Committee..................................................  5
       Compensation Discussion and Analysis..................................  5
       Meetings and Director's Compensation..................................  5
       Audit Committee.......................................................  5
       Audit Committee Report................................................  5
       Corporate Policy on Business Practices................................  6
       Code of Ethics for the CEO and CFO....................................  6
       Shareholder Communications............................................  6
       Executive Officers....................................................  6
       Compensation of Executive Officers....................................  7
       Stock Options.........................................................  7
       Stock Option Information Table........................................  8
       Certain Arrangements with Directors and Executive Officers............  8
       Information Concerning Certain Shareholders...........................  8
       Other Information Concerning Directors, Officers and Shareholders.....  9

II.    Ratification of Selection of Independent Public Accountants
       (Proposal II).........................................................  9

III.   Other Matters.........................................................  9

IV.    Miscellaneous.........................................................  9

V.     Exchange Act Compliance............................................... 10

VI.    Shareholder Proposals................................................. 10

VII.   Internet Web Site..................................................... 10

                                 HYDROMER, Inc.
                             35 Industrial Parkway
                              Branchburg, NJ 08876

QUESTIONS AND ANSWERS
ABOUT HYDROMER'S ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?
At the annual meeting, the stockholders will elect 8 directors; ratify the Company's choice of independent public accountants and act upon anything else that properly comes before the meeting. In addition, the management will give a report on the Company's performance during the fiscal year beginning July 1, 2005 and ending June 30, 2006.

Why Did I Receive This Proxy Statement?
We sent you this proxy statement and the enclosed proxy card because Hydromer's Board of Directors is soliciting your proxy to be used at the Annual Meeting of Stockholders on November 15, 2006, at 10:00 a.m. (EST), at 35 Industrial Parkway, Branchburg, NJ 08876, or at any adjournment of the meeting. This proxy statement discloses the information you need to know to vote on an informed basis. We are first mailing this proxy statement and the enclosed proxy card to stockholders on or about September 15, 2006.

Who Can Vote?
You are entitled to vote if you owned Hydromer common stock on the record date, which is the close of business on September 1, 2006. Each share of Hydromer common stock that you own, entitles you to one vote.

Who can attend the meeting?
Only stockholders of record on the close of business on the record date, or their duly appointed proxies, may attend the meeting. Registration begins at 9:30 a.m.

How Many Shares Of Voting Stock Are Outstanding?
On the record date, there were 4,644,164 shares of Hydromer common stock outstanding entitled to vote. Hydromer common stock is our only class of voting stock.

What Constitutes A Quorum?
A quorum is a majority of the outstanding shares entitled to vote which are present or represented by proxy at the meeting i.e. 2,322,083 shares. There must be a quorum for the transaction of business at the annual meeting. If you submit a properly executed proxy card, even if you abstain from voting, your shares will be considered part of the quorum. Broker non-votes (shares held by a broker or nominee that are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a proposal) are also included in determining the presence of a quorum.

What Am I Voting On?
         1.   The election of eight individuals to serve on our Board of
              Directors: Manfred F. Dyck, Ursula M. Dyck, Dieter Heinemann, Robert Bea, Dr. Maxwell Borow, Dr. Klaus J.H. Meckeler, Dr. Frederick Perl and Michael F. Ryan, Ph.D.

         2. The ratification of the selection of Rosenberg Rich Baker Berman & Company as our independent public accountants for the fiscal year beginning July 1, 2006.

How Does The Board Of Directors Recommend I Vote On the Proposals?
The Board of Directors recommends a vote FOR each of the Board's nominees and FOR the appointment of Rosenberg Rich Baker Berman & Company as our independent public accountants for fiscal 2006/2007.

How Do I Vote?
To vote by proxy you should complete, sign and date the enclosed proxy card and return it promptly in the prepaid envelope provided with this proxy statement.

To vote in person, you may attend the meeting and cast your vote in person.

May I Revoke My Proxy?
You may revoke your proxy at any time before it is voted in either of the following ways:
         1. You may submit another proxy card with a later date.

         2. You may notify Hydromer's Secretary in writing before your proxy is voted that you have revoked your proxy.

If I Plan To Attend The Meeting, Should I Still Vote By Proxy?
Whether you plan to attend the meeting or not, we urge you to vote by proxy. Returning the proxy card will not affect your right to attend the meeting, and your proxy will not be used if you are personally present at the meeting and inform the Secretary in writing prior to the voting that you wish to vote your shares in person. The Secretary will have proxy revocation forms at the meeting in case you want to revoke your proxy and vote in person.

How Will My Proxy be voted?
If you properly fill in your proxy card and send it to us, your proxy holder (one of the individuals named on your proxy card) will vote your shares as you have directed. Under the rules of the various exchanges, if your broker is a member of the exchange and holds your shares in its name, the broker may vote your shares on Proposals I and II if it does not receive instructions from you. If you sign the proxy card but do not make specific choices, the proxy holder will vote your shares as recommended by the Board of Directors as follows:
     o   "FOR" the election of all nominees for director,
     o "FOR" ratification of the selection of independent accountants for 2006/2007

What Vote Is Required To Approve Proposals?
Directors are elected by a plurality of the shares voting at the meeting. If you do not vote for a particular nominee, or you indicate, "withhold authority to vote" for a particular nominee on your proxy, your vote will not count either "for" or "against" the nominee. A "broker non-vote" will also have no effect on the outcome.

How Will Voting On Any Other Business Be Conducted?
Although we do not know of any business to be considered at the meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your returned proxy gives authority to proxy holders to vote on these matters in their discretion.



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

                                 PROXY STATEMENT

This Proxy Statement, which will be mailed commencing on or about September 15, 2006 to the persons entitled to receive the accompanying Notice of Annual Meeting of Shareholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of HYDROMER, INC., for use at the Annual Meeting of Shareholders to be held at 35 Industrial Parkway, Branchburg, New Jersey 08876-3424 at 10 a.m., on November 15, 2006 and at any adjournment thereof, for the purposes set forth in this Notice. The Company's executive office is also located at 35 Industrial Parkway, Branchburg, New Jersey 08876-3424.

At the close of business on September 1, 2006, the record date stated in the accompanying Notice, the Company had 4,644,164 outstanding shares of Common Stock without par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to come before the Meeting plus the Company has 10,917 shares of Common Stock, which are Treasury Stock and not entitled to vote. The Company has no class or series of stock outstanding other than the Common Stock.

As of September 1, 2006, Manfred F. Dyck, Chairman of the Board and a Director of the Company, beneficially owned approximately 34% of the outstanding Common Stock of the Company, and his wife Ursula M. Dyck, a Director of the Company, beneficially owned 5% of the Common Stock. In addition, Mr. Dieter Heinemann, a Director of the Company, owned 17% of the outstanding Common Stock of the Company. Such ownership totaling 56% enables these three shareholders to control the outcome of any election regarding the Company's affairs.


I. ELECTION OF DIRECTORS (Proposal I)
Eight directors will be elected at the Annual Meeting of Shareholders, each to serve for one year and until a successor shall have been duly chosen and qualified. Each director is elected by a plurality of votes cast. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of the eight nominees listed in the following table, unless otherwise instructed in the Proxy. In case any of the nominees is unable or declines to serve, the proxy holders reserve the right to vote the shares represented by such Proxy for another person duly nominated by the Board of Directors in his or her stead or, if no other person is so nominated, to vote such shares only for the remaining nominees. The Board of Directors has no reason to believe that any person named will be unable or will decline to serve. Certain information concerning the nominees for election as directors is set forth below. They furnished such information to the Company.

Name of Nominee and Certain Biographical Information
MANFRED F. DYCK, age 71; Chairman of the Board of the Company since June 1983 and Chief Executive of the Company since August of 1989; Director of Biosearch Medical Products Inc., from 1975 until 2000; Director of the Company since 1980. Manfred and Ursula Dyck are husband and wife.

MAXWELL BOROW, M.D., age 80, Medical Doctor, retired Chief of Surgery at Somerset Medical Center (hospital) from 1985-1994, Chief of Vascular Surgery at Somerset Medical Center from 1978-1985; Director of the Company since 1990.

URSULA M. DYCK, age 72; Director of the Company since 1980. Ursula and Manfred Dyck are wife and husband.

DIETER HEINEMANN, age 68; Specialist, Frankfurt, [Germany] Stock Exchange until October 31, 2003. Director of the Company since 1991.

ROBERT H. BEA, age 53; Corporate Vice President, Regulatory and Quality Assurance, Siemens Medical Solutions USA, Inc. since 1994; Vice President of Quality Assurance and Regulatory Affairs of Biosearch Medical Products, Inc., from 1992-1994. He previously worked at Johnson & Johnson where he held positions of increasing responsibility in Quality/Regulatory affairs from 1973-1991. Director of the Company since 1996.

FREDERICK A. PERL, M.D., age 78, Attending staff, Somerset Medical Center since 1957; Consulting staff Obstetrics and Gynecology, Carrier Clinic since 1959; Affiliated with St. Peter's Medical Center, active staff since 1994, Director of Biosearch Medical Products from December 1996 until February 2000 when appointed to the Board of the Company.

KLAUS J.H. MECKELER, M.D., age 72; Clinical Professor of Medicine, UMDNJ, Robert Wood Johnson Medical School; Former Chief of Gastroenterology and Director of Endoscopic Clinic (a clinic specializing in gastrointestinal disorders) Somerset Medical Center, since 1966; Director of Biosearch Medical Products from January 1984 to February 2000. Appointed to the Board of the Company in February 2000.

MICHAEL F. RYAN, Ph.D., age 63; President e-Clinical Mentor since 2000 and Consultant-Medical Marketing Decisions since 2000; Vice-President Internal Medicine, Quintiles Americas 1997-1999. Member of the Company's Board of Directors since August 2003.

Directors' Stock Holdings
                                        Stock Owned (1)
          NAME                          On Record Date                %
          ----                          --------------               ---

          MANFRED F. DYCK               1,596,411 (2)                34.4%
          MAXWELL BOROW, M.D.              19,000 (5)            Less than 1%
          URSULA M. DYCK                  208,000 (3)                 4.5%
          DIETER HEINEMANN                774,000 (4)                16.7%
          ROBERT H. BEA                     - 0 - (6)                 -
          KLAUS J.H. MECKELER, M.D.         - 0 - (7)                 -
          FREDERICK L. PERL, M.D.           - 0 - (8)                 -
          MICHAEL F. RYAN, Ph.D.            - 0 - (9)                 -

(1) As of September 1, 2006, except as otherwise indicated below, each nominee has sole voting and investment power with respect to all shares shown in the table as beneficially owned by such nominee.

(2) Includes an aggregate of 60,000 shares held by Mr. Dyck as custodian/trustee for certain of his children/grandchildren/estate and does not include 196,713 shares held with sole voting investment power by Mr. Dyck's children and relatives of Mr. Dyck's, as to which Mr. Dyck disclaims beneficial ownership, or shares held by Ursula M. Dyck, his wife. Excludes 42,000 options held by Mr. Dyck.

(3) Does not include 150,561 shares held with sole voting and investment power by Mrs. Dyck's children, as to which Mrs. Dyck disclaims beneficial ownership, or shares held by Manfred F. Dyck, her husband, individually or as custodian. Includes 60,000 shares held by Mrs. Dyck as custodian for her grandchildren. Excludes 38,000 options held by Mrs. Dyck.

(4) Does not include 135,000 shares held by the wife and children of Mr. Heinemann as to which he disclaims beneficial ownership. Excludes 40,000 options held by Mr. Heinemann.

(5)  Excludes 40,000 options held by Dr. Borow.

(6)  Excludes 40,000 options held by Mr. Bea.

(7)  Excludes 40,000 options held by Dr. Meckeler.

(8)  Excludes 40,000 options held by Dr. Perl.

(9)  Excludes 12,000 options held by Dr. Ryan.

Nominating Committee
The Company does not have a Nominating Committee as the Company's Board of Directors is of the opinion that its current practice of networking to seek out potential candidates results in Board of Director candidates who have a scientific or business background and can adequately represent the interests of the stockholders. All Directors have been re-nominated to stand for election. All candidates have accepted the nomination.

Compensation Discussion and Analysis Narrative/Board Report on Executive Compensation.
The Company does not have a Compensation Committee. Since the majority of the Board is composed of independent directors, the Company is of the opinion that the full Board can perform this function. The salary of the President and C.E.O. is reviewed each year and the President approves the salary of each officer. (see Compensation of Executive Officers). The Company maintains a 401K Retirement Plan, which is open to all full time employees. It has been the Company's practice to match 25% of each employee's contribution on up to 6% of the employee's salary. No stock of the Company is maintained in this plan. The Company is of the opinion that the salaries and other compensation accurately reflect the market requirements to attract talented employees.

Meetings and Director's Compensation
During the past fiscal year, the Board of Directors of the Company met four times. All Directors attended at least 75% of the meetings except for Mrs. Dyck who attended 25% of the meetings.

Since May of 1990, Directors have been compensated at the rate of $750 per meeting for Directors meetings attended in person, and $200 per meeting for telephone conference meetings. In addition, Directors may attend operational meetings with Company management, and will be compensated at the rate of $500 per meeting for attendance at such meetings. In February of 2005 the compensation for attendance at a regular meeting either in person or on a video link was raised from $750 to $1,000. Telephone attendance and operational meetings remained at $200 and $500 respectively. The highest Director Compensation in fiscal 2005/2006 was $4,000. (see also Stock Options)

Audit Committee
On November 16, 2005 the Board ratified the then existing membership of the audit committee consisting of only outside directors, Robert Bea (Chairman), Dr. Klaus Meckeler, Dr. Frederick Perl and Dr. Michael F. Ryan. None of these members are "financial experts" as the Company is of the opinion that the financial aspects of the Company are not complex and are within the scope of the collective experience of the Audit Committee. In the event any financially complex issues arise, the Audit Committee is empowered by its charter to retain or hire such independent expertise, as it deems necessary. The Audit Committee Charter is posted on the Company's Web site at http://www.hydromer.com. The Audit committee met twice. It issued the following report:

Audit Committee Report
The following is the audit committee's report submitted to the Board of Directors for the year ended June 30, 2006.

         The Audit Committee of the Board of Directors has:

         a. Reviewed the Audit Committee charter and ascertained the current text is not in need of amendment.
         b. reviewed and discussed the policy for recognition of revenue with the Company's management.
         c. reviewed and discussed the Company's audited financial statements for the year ended June 30, 2006 with the Company's management;
         d. discussed with Rosenberg Rich Baker Berman & Company ("RRBB") the Company's independent accountants, the materials required to be discussed by Statement of Auditing Standard 61;
         e. reviewed the written disclosures and the letter from RRBB required by Independent Standards Board No. 1 and has discussed with RRBB its independence; and


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


         Based on the foregoing review and discussion, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company's 2005/2006 Annual Report on Form 10-KSB.
                                                      THE AUDIT COMMITTEE
                                                         Robert H. Bea
                                                         Frederick L. Perl
                                                         Klaus H. Meckeler
                                                         Michael F. Ryan

Corporate Policy on Business Practices
On June 22, 2000 the Board adopted a set of policies applicable to Directors, Officers and employees of the Corporation covering subjects: 1. Loyalty to Corporation; 2. Conflict of Interest; 3. Anti-Trust Compliance; 4. Inside Information and Trading in Company's Securities; 5. Prohibition on Political Contributions; 6. Equal Opportunity Employment; 7. Environmental Health and 8. Legal Compliance. The present Policy, as revised, is posted on the Company's web site at http://www.hydromer.com. The Company conducts training sessions for all management and supervisory personnel on topics related to these business practices.

Code of Ethics for the CEO and CFO
On May 12, 2004 the Company adopted a code of ethics for the CEO and CFO. This Code is posted on the Company's Web site at http://www.hydromer.com. This Code indicates the procedure to use to report a violation of this Code.

Shareholder Communications
The Company has a past practice of bringing all reasonable communications from shareholders to the attention of the Board members at Board meetings, which are held four to five times per year. The volume of such communications has been minimal. Address all communications via mail to: Corporate Secretary, Hydromer, Inc. 35 Industrial Parkway, Branchburg, NJ 08876.

Executive Officers
Manfred F. Dyck has been Chairman of the Board of the Company since June 1983 and a Director of the Company since its inception. Mr. Dyck served as Chief Executive Officer of the Company from its inception until October 1986, and as of August 1989, reassumed the duties of Chief Executive Officer. Mr. Dyck has been Chief Executive Officer and a Director of Biosearch Medical Products Inc. from 1975 to 2000. He holds a B.S. in Chemical Engineering.

Robert J. Moravsik has been Vice-President and General Counsel since April 1998 and Senior Vice President, General Counsel and Secretary since February 2000. He also serves in the same capacity for Biosearch Medical Products, Inc. (a wholly owned subsidiary as of February 2000) since 1987. Prior to this he was Vice-President and General Counsel to Fisher Stevens, Inc., a subsidiary of the Bureau of National Affairs. Mr. Moravsik is admitted to practice in the states of New Jersey and New York, the Federal District Court of New Jersey and the United States Supreme Court. He holds a B.S. in Aerospace Engineering, an M.S. in Computer Science and a J.D. in Law.

Martin C. Dyck has been Vice President of Operations of the Company since February 2000 and Executive Vice President since June 2001. He also serves as President of the Company's wholly owned subsidiary, Biosearch Medical Products, Inc. since 1998. Prior to that he served as Vice President of Operations. Martin
C. Dyck is the son of Mr. Manfred F. Dyck and Mrs. Ursula M. Dyck. He holds a B.S. in Finance with a minor in Mechanical Engineering.

Rainer Gruening, PhD has been Vice President since June 2001. Prior to this he held the position of Manager of Regulatory Affairs in AM Cosmetics. Dr. Gruening has his PhD in Chemistry from the University of Marburg in Germany. He is listed as an inventor on 16 patents and has authored or co-authored 35 publications on the synthesis and formulations of antimicrobial polymeric coatings, cosmetics, adhesives and marine anti-fouling products.

Robert Y. Lee, CPA, MBA, Vice President of Finance and Chief Financial Officer since June 1, 2001. He earned a MBA in Finance and International Business, and a Bachelors of Science in Accounting and Information Systems, both from New York University's Stern School of Business. His professional experience includes tenure with the New York office of Coopers and Lybrand (currently Pricewaterhouse Coopers) in their Emerging Business Group, the Bristol Myers Squibb Internal Auditing group, ASARCO's Southern Peru Copper Corporation, now Southern Copper Corporation part of Grupo Mexico, and Citigroup.

Compensation of Executive Officers:
The following table sets forth information concerning cash compensation paid or accrued by the Company during the fiscal years ended June 30, to the CEO and for each of the highest paid four executive officers of the Company whose total cash compensation exceeded $100,000.


                                     Annual Compensation                            Long-Term Compensation
  Name and                                                  Other        Restricted
  Principal                                                 Annual         Stock        Options  LTIP     All other
  Position               Year      Salary       Bonus   Compensation(1)    Awards        /SAR   Payouts  Compensation
  --------               ----      ------       -----   ------------       ------        ----   -------  ------------
Manfred F. Dyck          2006    $ 265,577   $      0      $ 5,000             -        8,000(2)   -            -
  Chairman               2005      256,800      3,900        5,000             -        8,000(2)   -            -
  President, CEO         2004      252,277     78,481        5,000             -        8,000(2)   -            -

Martin C. Dyck           2006    $ 154,415   $      0      $ 5,000             -            -      -            -
  Exec. VP               2005      155,000     25,844        5,000             -            -      -            -
                         2004      147,615     45,098        5,000             -            -      -            -

Robert J. Moravsik       2006    $ 134,125   $      0      $ 5,000             -            -      -            -
  Senior VP, Secy        2005      137,769      7,388        5,000             -            -      -            -
                         2004      125,808     11,911        5,000             -            -      -            -

Robert Y. Lee            2006    $ 139,447   $      0      $ 5,000             -            -      -            -
  VP, CFO                2005      140,000     17,239        5,000             -            -      -            -
                         2004      130,846     31,763        3,077             -            -      -            -

Dr. Rainer Gruening      2006    $ 134,878   $      0      $ 5,000             -            -      -            -
  VP                     2005      135,615      7,782        5,000             -            -      -            -
                         2004      127,000     22,691        5,000             -            -      -            -


The aggregate value of restricted shares of the Company held by Manfred F. Dyck individually and in trust, as of June 30, 2006 was approximately $1,356,950 (based on a market price of $0.85/share [the 5 day average price on 6/30/06] and includes only shares held directly, does not include options or shares held as custodian.)

Notes:   (1) Amount of Automobile Allowance, which was paid in the year shown
         (2) As part of a stock option plan covering active Directors

Stock Options:
It has been the practice and opinion of the Board of Directors that stock option awards are needed to attract and retain talented executive management/scientific employees. There are no employee stock option plans in effect. All past plans/practices which award employee's stock options provide that the options are lost when employment ends. In the specific case the employment relationship is terminated by the Company, the stock options that are vested must be exercised in 30 days after the employment relationship ends. In the case of awards to Directors, the options vest on the date of grant and may be exercised at anytime within the option period, which is generally five years.

On January 22, 1998 the Board of Directors approved an option plan for active directors (an active director attends all the meetings of the Board) that would give each active director of the Company 5,000 options with a strike price on September 1, and each subsequent year on the record date. On February 22, 2000


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


the option plan was amended to grant each director 2,000 options for each meeting attended with a strike price at market rate set just prior to the annual meeting date. (The price shall be the prior 5 day-weighted high/low averages per share price.)

From time to time the Board awards options to employees for outstanding accomplishments or as part of an employment agreement. These awards are based on factors, which the Board considers important, and of benefit to the Company. The option price has traditionally been set at the 5 day weighted average of the market price prior to the date of the award, hence in the opinion of the Company the option have no value on the award date. None of these existing plans or discretionary awards has been submitted or were subject to the approval of stockholders.

Stock Option Information Table
Total Options (1 option is for 1 share of common stock)

         Exercisable on September 1, 2006.............................. 402,000
         Weighted Exercise Price.......................................   $1.04
         Unvested Options .............................................       0
         Total Number of Shares Reserved for
                  All Options actually issued.......................... 402,000

Certain Arrangements with Directors and Executive Officers
There are no loans, credit arrangements or other similar arrangements with Directors or Officers of the Company.

The Company employs 2 individuals holding the position of Product Managers. One of these individuals is the daughter of Mr. Manfred F. Dyck and Mrs. Ursula M. Dyck.

Information Concerning Certain Shareholders
The shareholders (including any "group" as that term is used in Section 13(d)
(3) of the Securities Exchange Act of 1934) who, to the knowledge of the Board of Directors of the Company, owned beneficially more than 5% of the outstanding Common Stock as of September 1, 2006, and all directors and officers of the Company as a group, and their respective stock holdings (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.
                                         Shares of Common
                                            Stock Owned
           Name and Address                Beneficially (1)    Percent of Class
           ----------------                ------------        ----------------

           Manfred F. Dyck                 1,596,411 (2)(3)          34.4%
           255 Holland Road
           Far Hills, NJ 07931

           Dieter Heinemann                  774,000 (4)             16.7%
           Goldbergweg 6460599
           Frankfurt AM
           Federal Republic
           of Germany

           Ben Posdal                        355,361                  7.7%
           PO Box 23632
           Tampa, Fl 22623

           All Directors and Officers      2,657,968 (2)(4)(5)       57.2%
           As a group (12 persons)


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


Notes:
(1) As of September 1, 2006, except as otherwise indicated below, each nominee had sole voting and investment power with respect to all shares shown in the table as beneficially owned by such nominee.

(2) Includes an aggregate of 60,000 shares held by Mr. Dyck as custodian/trustee for certain of his children/grandchildren/estate and does not include 196,713 shares held with sole voting and investment power by Mr. Dyck's children and relatives of Mr. Dyck's, as to which Mr. Dyck disclaims beneficial ownership. Excludes 42,000 options held by Mr. Dyck.

(3) Does not include 208,000 shares held by Ursula M. Dyck, Mr. Dyck's wife, individually and as custodian. Does not include 38,000 options held by Mrs. Dyck.

(4) Does not include 135,000 shares held by the wife and children of Mr. Heinemann as to which he disclaims beneficial ownership. Also excludes 40,000 options held by Mr. Heinemann.

(5) Excludes, 50,000 stock options held by Mr. Martin C. Dyck, 9,000 stock options held by Robert Y. Lee, 9,000 options held by Dr. Rainer Gruening and 42,000 stock options held by Mr. Manfred F. Dyck. Excludes all options held by Directors. (See "Stock Options")

Other Information Concerning Directors, Officers and Shareholders
There is no other information regarding Officers and Shareholders.


II. RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (Proposal II) Subject to ratification by the stockholders, the Board of Directors has selected the firm of Rosenberg Rich Baker Berman & Company ("RRBB") as the Company's independent public accountants for the current year. Payments to RRBB for the two previous fiscal years were:

                                             Fiscal year ending
                                    June 30, 2006          June 30, 2005

           Audit fees                 $ 37,600                $ 28,000

           Audit related fees             -                      -
           Tax fees                       -                      -
           All other fees                 -                      -

Representatives of RRBB are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.


III. OTHER MATTERS
The Board of Directors of the Company does not know of any other matters, which may be brought before the meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.


IV. MISCELLANEOUS
If the accompanying form of Proxy is executed and returned, the shares represented thereby will be voted in accordance with the terms of the Proxy, unless the proxy is revoked by written notice addressed to and received by the Secretary of the Corporation. If no directions are indicated in such Proxy, the


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


shares represented thereby will be voted in the election of directors in favor of the nominees proposed by the Board of Directors, and in favor of ratification of the Independent Certified Public Accountants. Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a shareholder who may theretofore have given a Proxy will not have the effect of revoking the same unless the shareholder so notifies the Secretary of the meeting in writing at any time prior to the voting of the shares represented by the Proxy. Votes that are withheld and broker non-votes will be treated as shares that are present for purposes of determining a quorum. Withheld votes will be excluded in determining whether a nominee for director or the ratification of independent certified public accountants, has received a plurality of the votes cast. All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by mail and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting materials to their principals. It is important that Proxies be returned promptly. Shareholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their vote can be recorded.


V. EXCHANGE ACT COMPLIANCE
Section 16(a) of the Securities Exchange Act requires that certain of the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's securities, file reports of ownership and changes in ownership of the Company's securities with the Securities Exchange Commission. Officers, directors and greater than ten percent shareholders are required to provide the Company with copies of the forms they file. Based solely upon its review of copies of such forms received by the Company, and upon representations by the Company's officers and directors regarding compliance with the filing requirements, the company believes that in Fiscal 2005/2006, all filing requirements applicable to its officers, directors and ten percent shareholders were complied with in a timely manner.


VI. SHAREHOLDER PROPOSALS
The Company must receive shareholder proposals intended to be presented at the 2007 Annual Meeting of Shareholders of the Company by May 15, 2007 in order to be considered for inclusion in the Company's Proxy Statement relating to such meeting.


VII. INTERNET WEB SITE
The Company maintains a WEB site on the Internet with an address of http://www.hydromer.com, which describes the products and services sold by the Company and contains product brochures, which can be downloaded. The web site contains links to the Company's Policy on Business Conduct, the Audit Committee Charter, and the Code of Ethics for the CEO and CFO, which any person can use to obtain these documents and other documents filed with the Security and Exchange Commission. Also provided, are links to various financial services, which post the current stock price and current press releases. Stockholders are invited to browse this information.







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




  PLEASE MARK VOTES               REVOCABLE PROXY
  AS IN THIS EXAMPLE               HYDROMER, Inc.                 With   For All
                                                             For  hold   Except
                                      1. Election of
  PROXY SOLICITED ON BEHALF OF           Manfred F Dyck;
     THE BOARD OF DIRECTORS              Dr. Maxwell Borow;
   for the Annual Meeting of             Dieter Heinemann
       Stockholders on                   Ursula M. Dyck;
      November 15, 2006                  Robert H. Bea;
                                         Dr. Klaus Meckeler;
                                         Dr. Frederick Perl;
                                         and Michael F Ryan, Ph.D.

The undersigned hereby appoints      INSTRUCTION: To withhold authority to vote
Robert J. Moravsik and Robert Y.     for any individual nominee, mark "For All
Lee and each of them, to represent   Except" and write that nominee's name in
the undersigned at the Annual        the space provided below.
Meeting of Stockholders of
Hydromer, Inc. to be held at
Hydromer's facility located at
35 Industrial Parkway, Branchburg,
New Jersey, on Wednesday, November
15, 2006 at 10:00 a.m., and at any
adjournment thereof, on all matters
coming before such meeting.
                                                          For  Against  Abstain


                                      2. The ratification
                                         of the appointment
                                         of Rosenberg Rich
                                         Baker Berman &
                                         Company as
                                         Company's
                                         independent
                                         Accountants
                                         for fiscal
                                         2006/2007.

                                      3. In their discretion, the proxies are
                                         authorized to vote upon Such other
                                         business as may properly come before
                                         the meeting or any postponement or
                                         adjournment thereof.

                                       THIS PROXY IS SOLICITED ON BEHALF OF THE
                                        BOARD OF DIRECTORS AND WILL BE VOTED IN
                                          ACCORDANCE WITH THE SPECIFICATIONS
                                        APPEARING ON THIS SIDE. IF A CHOICE IS
                                       NOT INDICATED WITH RESPECT TO ITEMS 1 or
                                        2, THIS PROXY WILL BE VOTED "FOR" SUCH
                                           ITEM. THE PROXIES WILL USE THEIR
                                         DISCRETION WITH RESPECT TO ANY OTHER
                                          MATTER PROPERLY BROUGHT BEFORE THE
                                        MEETING OR POSTPONEMENT OR ADJOURNMENT
 Please be sure to sign and date        THEREOF. THIS PROXY IS REVOCABLE AT ANY
   this Proxy in the box below.              TIME BEFORE IT IS EXERCISED.

                                       Receipt herewith of the Company's Annual
Stockholder sign above - Co-holder     Report and notice of meeting and proxy
(if any) sign above                    statement dated September 15, 2006 is
                                       hereby acknowledged.



    Detach above card, sign, date and mail in postage paid envelope provided.
                                 HYDROMER, Inc.

 Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian, partner or corporate officer, please give FULL title.
                        PLEASE SIGN, DATE AND MAIL TODAY
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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